EXHIBIT 10.2

LEADIS TECHNOLOGY, INC.

2004 NON-EMPLOYEE DIRECTORS’ STOCK OPTION PLAN

STOCK OPTION GRANT NOTICE

LEADIS TECHNOLOGY, INC. (the “Company”), pursuant to its 2004 Non-Employee Directors’ Stock Option Plan (the “Plan”), hereby grants to Optionholder an option to purchase the number of shares of the Company’s Common Stock set forth below. This option is subject to all of the terms and conditions as set forth herein and in the Stock Option Agreement, the Plan and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety.

Optionholder:	_______________________________

Date of Grant:	_______________________________

Vesting Commencement Date:	_______________________________

Number of Shares Subject to Option:	_______________________________

Exercise Price (Per Share):	_______________________________

Total Exercise Price:	_______________________________

Expiration Date:	_______________________________

Type of Grant:	Nonstatutory Stock Option

Exercise Schedule:	☐ Same as Vesting Schedule	☐ Early Exercise Permitted

Vesting Schedule:	1/48th of the shares vest monthly over four years.

The vesting of this Option is subject to Optionholder’s Continuous Service (as defined in the Plan). This vesting schedule may be accelerated as provided in the Plan and the Stock Option Agreement.

Payment:	By one or a combination of the following items (described in the Stock Option Agreement):

☐ By cash, check or wire transfer
☐ Pursuant to a Regulation T Program if the Shares are publicly traded
☐ By delivery of already-owned shares if the Shares are publicly traded

Additional Terms/Acknowledgements: The undersigned Optionholder acknowledges receipt of, and understands and agrees to, this Stock Option Grant Notice, the Stock Option Agreement and the Plan. Optionholder further acknowledges that as of the Date of Grant, this Stock Option Grant Notice, the Stock Option Agreement and the Plan set forth the entire understanding between Optionholder and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of (i) options previously granted and delivered to Optionholder under the Plan, and (ii) the following agreements only:

OTHER AGREEMENTS:	____________________________________
____________________________________

LEADIS TECHNOLOGY, INC.		OPTIONHOLDER:

By:
	Signature	Signature
Title:		Date:
Date:

ATTACHMENTS: Stock Option Agreement, the Plan and the Notice of Exercise